UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2010

CREDIT ONE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-50320	59-3641205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

80 Wall Street, Suite 818, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	212-809-1200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 9, 2010, Credit One Financial, Inc. (the “Company”) filed a Certificate of Amendment with the Secretary of State of the State of Florida, wherein the Company effected an amendment to its Articles of Incorporation to increase the authorized number of shares of its common stock from 110,000,000 shares to 500,000,000 shares, with a par value of $0.001 per share.

The amendment was approved by the Company’s board of directors and by a majority of the Company’s shareholders at its Annual Stockholder Meeting held on January 8, 2010.

Item 9.01   Financial Statements and Exhibits

3.01     Articles of Amendment to Articles of Incorporation of Credit One Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit One Financial, Inc.

/s/ Dicky Cheung

Dicky Cheung
President & CEO

Date: April 12, 2010

2